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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                FEBRUARY 9, 1996


                             TUSCARORA INCORPORATED
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        PENNSYLVANIA                    0-17051                 25-1119372
----------------------------          -----------           -------------------
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)


     800 FIFTH AVENUE, NEW BRIGHTON, PENNSYLVANIA             15066
     --------------------------------------------           ---------
       (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:   (412) 843-8200
                                                      --------------

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Item 4.  Changes in Registrants' Certifying Accountant.
         ----------------------------------------------

        (a) On February 9, 1996, the Board of Directors of the Company appointed Ernst & Young LLP as independent accountants to audit the financial statements of the Company and its subsidiaries for the Company's fiscal year ending August 31, 1997. To effect an orderly transition, the Company's present independent accountants, S.R. Snodgrass, A.C., will audit the financial statements of the Company and its subsidiaries for the Company's fiscal year ending August 31, 1996. The appointment of S.R. Snodgrass, A.C. to audit the financial statements of the Company and its subsidiaries for the fiscal year ending August 31, 1996 was ratified by the Company's shareholders at the Company's Annual Meeting of Shareholders held on December 14, 1995.

        (b) The decision to change independent accountants effective with the 1997 fiscal year was recommended by the Company's management and approved by the Audit Committee of the Board of Directors. The change from S.R. Snodgrass, A.C. to Ernst & Young LLP results from the expansion of the Company's operations into foreign countries. S.R. Snodgrass, A.C. does not have operations outside of the United States. Ernst & Young LLP has been performing the required statutory audits of the Company's U.K. subsidiary since its formation in 1995 and the Company's Mexican subsidiaries since their formation in 1994.

        (c) The report of S.R. Snodgrass, A.C. on the financial statements of the Company and its subsidiaries for the Company's fiscal years ended August 31, 1994 and 1995 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

        (d) During the Company's fiscal years ended August 31, 1994 and 1995 and the subsequent interim periods preceding the Board's decision to change independent accountants, there were no disagreements with S.R. Snodgrass, A.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of S.R. Snodgrass, A.C., would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its report.

        (e) During the Company's fiscal years ended August 31, 1994 and 1995 and the subsequent interim periods preceding the Board's decision to change independent accountants, S.R. Snodgrass, A.C. did not advise the Company:

                (1) that the internal controls necessary for the Company to develop reliable financial statements did not exist;



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                (2)  that information had come to its attention that had led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

                (3) of the need to expand significantly the scope of its audit, or that information had come to its attention that, if further investigated, might (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued governing the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report or (ii) cause it to be unwilling to rely on management's representations or be associated with the Company's financial statements; or

                (4) that information had come to its attention that it had concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

        (f) During the Company's fiscal years ended August 31, 1994 and 1995 and the subsequent interim periods preceding the Board's decision to change independent accountants, neither the Company nor anyone on its behalf consulted Ernst & Young LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company by Ernst & Young, LLP. However, as indicated above, the Company did engage Ernst & Young LLP to perform statutory audits of its subsidiaries in Mexico for its 1994 and 1995 fiscal years and for its subsidiary in the United Kingdom for its 1995 fiscal year.

        (g) The Company requested that S.R. Snodgrass, A.C. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements contained in paragraphs (c), (d) and (e) above. A copy of the requested letter is filed as Exhibit 16 to this report on Form 8-K.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

         (c)  Exhibits
              --------

        The following exhibit is filed as a part of this report on Form 8-K:

     Exhibit No.                          Document
     -----------                          --------
        16               Letter from S.R. Snodgrass, A.C. as required by
                         Item 304(a)(3) of Regulation S-K.


                                  SIGNATURES
                                  ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      TUSCARORA INCORPORATED
                                           (Registrant)

                                      By  /s/ BRIAN C. MULLINS
                                         ____________________________
                                         Brian C. Mullins,
                                         Vice President and Treasurer


Date:  February 15, 1996


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                            TUSCARORA INCORPORATED

                                   FORM 8-K

                      Date of Report:  February 9, 1996


                                Exhibit Index
                                -------------

        The following exhibit is filed as part of this report on Form 8-K:


        Exhibit No.                              Document
        -----------                              --------

            16                Letter from S.R. Snodgrass, A.C. as required by
                              Item 304(a)(3) of Regulation S-K.